PIA High Yield Fund Summary Prospectus December 31, 2010 Investor Class (PHYSX)

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.piamutualfunds.com.  You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.

PIA High Yield Fund (“High Yield Fund” or “Fund”)

Investment Objectives

The High Yield Fund’s primary objective is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	1.32%
Total Annual Fund Operating Expenses	1.97%
Less: Fee Waiver and Expense Reimbursement	-0.99%
Net Annual Fund Operating Expenses(2)	0.98%
(1)	Other expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)
Pacific Income Advisers, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and/or pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 0.98% of the Fund’s average daily net assets.  The expense limitation will remain in effect through at least March 30, 2012, and may be terminated only by the Trust’s Board of Trustees (the “Board” or the “Trustees”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$100	$522

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield instruments, defined as bonds (“junk bonds”), forward commitments, loan participations and assignments, and preferred stocks.  High yield instruments are securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality.

The remainder of the Fund’s assets may be invested in investment grade instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and loan participations and assignments.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Corporate High Yield Index (the “Barclays Index”) at any point in time.  The Barclays Index had a duration of 4.5 years as of November 30, 2010. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund may invest up to 5% of its net assets in securities denominated in foreign currencies.  The Fund may invest up to 10% of its net assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest up to 5% of its net assets in derivative instruments, such as options, futures contracts or swap agreements.  From time to time, the Fund may experience significant inflows; if this occurs, the Fund may invest up to 30% of its net assets in derivative instruments until such time as the Adviser can identify and invest in appropriate high yield instruments in accordance with the Fund’s principal strategy.  A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index.  The Fund may invest in derivatives for both bona fide hedging purposes and for speculative purposes.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

In selecting investments for the Fund, the Adviser will consider the risk and opportunities presented by the industries within the high yield universe.  The Adviser evaluates the bond issuers within the selected industries and identifies those investments which the Adviser believes have favorable risk reward characteristics and match the Adviser’s investing philosophy.  The Adviser evaluates various criteria such as historical and future expected financial performance, management tenure and experience, capital structure, free cash flow generation, barriers to entry, security protections, yield and relative value, and ownership structure.  Investments are targeted that have individual yield premiums which appear to be favorable and are viewed by the Adviser as having a comparable or lower probability of default and or loss risk.  The Adviser may sell an investment as part of its overall investment decision to reposition assets into a more attractive security or to implement a change in maturity and quality to the overall portfolio.

Principal Risks of Investing in the Fund

Losing all or a portion of your investment is a risk of investing in the Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•	Risks Associated with High Yield Securities. High yield securities entail greater risk of loss of principal because of their greater exposure to credit risk.
•
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Credit Risk. The issuers of the bonds and other instruments held by the Fund may not be able to make interest or principal payments.
•	Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons including responses to economic and political developments.
•
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Interest Rate Risk.  In general, the value of bonds and other instruments falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities or derivative instruments held by the Fund at quoted market prices.
•
Derivatives Risk. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

•
Leverage Risk.  Leverage risk is the risk that losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Foreign Securities Risk.  The value of the Fund’s foreign investments may be adversely affected by changes in the foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, decreased illiquidity and increased volatility.  Foreign companies may be subject to less regulation than U.S. companies.  Investment in emerging markets involves additional risks, including less social, political and economic stability, smaller securities markets and lower trading volume, restrictive national policies and less developed legal structures.

•
Currency Risk. The Fund is subject to the risk that foreign currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Loan Participation and Assignment Risk.  Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Bank loans (i.e., loan participations and assignments), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.

•
New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Fund’s website at www.piamutualfunds.com or by calling the Fund toll-free at 1-800-251-1970.

Management

Investment Adviser:  Pacific Income Advisers, Inc. is the investment adviser of the Fund.

Portfolio Managers:  Mr. Robert E. Sydow, Senior Vice President, Mr. Kevin S. Buckle, CFA, Senior Vice President, Mr. James Lisko, Senior Vice President, are each lead co-portfolio managers, and Mr. Timothy Tarpening, Executive Vice President and Senior Portfolio Strategist, is a co-portfolio manager, and together they are primarily responsible for the day-to-day management of the Fund’s portfolio and serve as co-portfolio managers of the Fund.  Each has co-managed the Fund since its inception in December 2010.

Purchase and Sale of Fund Shares

You may purchase, exchange, or redeem Fund shares on any business day by written request via mail (PIA High Yield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$1,000	$50
Retirement Accounts	$100	$50
Automatic Investment Plan	$50	$50

Tax Information

Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account (“IRA”), 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.